Exhibit 99.2

Washington Mutual, Inc. Selected Financial Information (dollars in millions, except per share data) (unaudited)

	Quarter Ended					Nine Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2007	2007	2007	2006	2006	2007	2006
PROFITABILITY
Net income	$210	$830	$784	$1,058	$748	$1,825	$2,501
Net interest income	2,014	2,034	2,081	1,998	1,947	6,131	6,123
Noninterest income	1,379	1,758	1,541	1,592	1,570	4,678	4,786
Noninterest expense	2,153	2,138	2,105	2,257	2,184	6,396	6,551
Diluted earnings per common share:
Income from continuing operations	$0.23	$0.92	$0.86	$0.66	$0.76	$2.02	$2.51
Income from discontinued operations	-	-	-	0.44	0.01	-	0.03
Net income	0.23	0.92	0.86	1.10	0.77	2.02	2.54
Diluted weighted average number of common shares outstanding
(in thousands)	876,002	893,090	899,706	955,817	967,376	889,534	981,997
Net interest margin	2.86%	2.90%	2.79%	2.58%	2.53%	2.85%	2.64%
Dividends declared per common share	$0.56	$0.55	$0.54	$0.53	$0.52	$1.65	$1.53
Book value per common share (period end)(1)	27.21	27.27	27.30	28.21	27.65	27.21	27.65
Return on average assets	0.26%	1.05%	0.95%	1.20%	0.86%	0.75%	0.96%
Return on average common equity	3.45	13.74	12.99	16.03	11.47	10.10	12.68
Efficiency ratio(2)(3)	63.42	56.38	58.13	62.87	62.09	59.18	60.05

ASSET QUALITY
Nonperforming assets(4) to total assets	1.65%	1.29%	1.02%	0.80%	0.69%	1.65%	0.69%
Allowance as a percentage of loans held in portfolio	0.80	0.73	0.71	0.72	0.64	0.80	0.64

CREDIT PERFORMANCE
Provision for loan and lease losses	$967	$372	$234	$344	$166	$1,574	$472
Net charge-offs	421	271	183	136	154	876	375

CAPITAL ADEQUACY
Capital Ratios for WMI:
Tangible equity to total tangible assets(5)	5.61%	6.07%	5.78%	6.04%	5.86%	5.61%	5.86%
Total risk-based capital to total risk-weighted assets(6)	10.53	11.04	11.17	11.77	11.10	10.53	11.10
Tier 1 capital to average total assets(6)	5.86	6.09	5.87	6.35	6.28	5.86	6.28
Capital Ratios for WMB (well-capitalized minimum)(7):
Tier 1 capital to adjusted total assets (5.00%)	6.40	7.02	6.70	6.79	6.47	6.40	6.47
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	7.47	8.14	7.88	8.28	8.12	7.47	8.12
Total risk-based capital to total risk-weighted assets (10.00%)	11.07	12.17	11.94	12.16	11.30	11.07	11.30

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$227,348	$216,004	$222,617	$239,265	$242,165	$222,007	$239,037
Total interest-earning assets(2)	283,263	279,836	295,700	314,784	312,827	286,221	311,300
Total assets	320,475	316,004	331,905	353,056	349,542	322,753	347,310
Total deposits	198,649	206,765	210,764	214,801	208,912	205,348	200,131
Total stockholders' equity	23,994	24,436	24,407	26,700	26,147	24,278	26,308
Period-end balance sheet:
Total loans held in portfolio, net	235,243	213,434	215,481	223,330	240,215	235,243	240,215
Total assets	330,110	312,219	319,985	346,288	348,877	330,110	348,877
Total deposits	194,280	201,380	210,209	213,956	210,882	194,280	210,882
Total stockholders' equity	23,965	24,210	24,578	26,969	26,458	23,965	26,458
Common shares outstanding at the end of period (in thousands)(8)	868,802	875,722	888,111	944,479	945,098	868,802	945,098
Employees at end of period	49,748	49,989	49,693	49,824	51,056	49,748	51,056

(1)	Excludes six million shares held in escrow.
(2)	Based on continuing operations.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(4)	Excludes nonaccrual loans held for sale.
(5)
Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets (except MSR) and the impact from the adoption and application of FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans. Minority interests of $2.94 billion for September 30, 2007 and June 30, 2007, $2.45 billion for March 31, 2007 and December 31, 2006 and $1.96 billion for September 30, 2006 are included in the numerator.

(6)	The capital ratios are estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(7)	Capital ratios for Washington Mutual Bank ("WMB") at September 30, 2007 are preliminary.
(8)	Includes six million shares held in escrow.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Sept. 30	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Interest Income
Loans held for sale	$248	$421	$562	$515	$435
Loans held in portfolio	3,992	3,786	3,900	4,053	4,012
Available-for-sale securities	392	351	332	392	379
Trading assets	108	108	113	102	140
Other interest and dividend income	116	82	101	148	139
Total interest income	4,856	4,748	5,008	5,210	5,105
Interest Expense
Deposits	1,650	1,723	1,772	1,843	1,739
Borrowings	1,192	991	1,155	1,369	1,419
Total interest expense	2,842	2,714	2,927	3,212	3,158
Net interest income	2,014	2,034	2,081	1,998	1,947
Provision for loan and lease losses	967	372	234	344	166
Net interest income after provision for loan and lease losses	1,047	1,662	1,847	1,654	1,781
Noninterest Income
Revenue from sales and servicing of home mortgage loans	161	300	125	164	118
Revenue from sales and servicing of consumer loans	418	403	443	372	355
Depositor and other retail banking fees	740	720	665	692	655
Credit card fees	209	183	172	182	165
Securities fees and commissions	67	70	60	54	52
Insurance income	29	29	29	30	31
Gain (loss) on trading assets	(153)	(145)	(108)	(81)	68
Gain (loss) from sales of other available-for-sale securities	(99)	7	35	(1)	(1)
Other income	7	191	120	180	127
Total noninterest income	1,379	1,758	1,541	1,592	1,570
Noninterest Expense
Compensation and benefits	910	977	1,002	945	939
Occupancy and equipment	371	354	376	476	408
Telecommunications and outsourced information services	135	132	129	133	142
Depositor and other retail banking losses	71	58	61	64	57
Advertising and promotion	125	113	98	107	124
Professional fees	52	55	38	89	57
Other expense	489	449	401	443	457
Total noninterest expense	2,153	2,138	2,105	2,257	2,184
Minority interest expense	53	42	43	34	34
Income from continuing operations before income taxes	220	1,240	1,240	955	1,133
Income taxes	10	410	456	315	394
Income from continuing operations	210	830	784	640	739
Discontinued Operations(1)
Income from discontinued operations before income taxes	-	-	-	2	14
Gain on disposition of discontinued operations	-	-	-	667	-
Income taxes	-	-	-	251	5
Income from discontinued operations	-	-	-	418	9
Net Income	$210	$830	$784	$1,058	$748
Net Income Available to Common Stockholders	$202	$822	$777	$1,050	$748

Basic Earnings Per Common Share:
Income from continuing operations	$0.24	$0.95	$0.89	$0.68	$0.78
Income from discontinued operations	-	-	-	0.45	0.01
Net Income	0.24	0.95	0.89	1.13	0.79

Diluted Earnings Per Common Share:
Income from continuing operations	$0.23	$0.92	$0.86	$0.66	$0.76
Income from discontinued operations	-	-	-	0.44	0.01
Net Income	0.23	0.92	0.86	1.10	0.77

Dividends declared per common share	0.56	0.55	0.54	0.53	0.52
Basic weighted average number of common shares outstanding (in thousands)	857,005	868,968	874,816	931,484	941,898
Diluted weighted average number of common shares outstanding (in thousands)	876,002	893,090	899,706	955,817	967,376

(1)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Nine Months Ended
	Sept. 30,	Sept. 30,
	2007	2006
Interest Income
Loans held for sale	$1,232	$1,292
Loans held in portfolio	11,678	11,480
Available-for-sale securities	1,075	1,068
Trading assets	329	503
Other interest and dividend income	299	354
Total interest income	14,613	14,697
Interest Expense
Deposits	5,145	4,420
Borrowings	3,337	4,154
Total interest expense	8,482	8,574
Net interest income	6,131	6,123
Provision for loan and lease losses	1,574	472
Net interest income after provision for loan and lease losses	4,557	5,651
Noninterest Income
Revenue from sales and servicing of home mortgage loans	586	603
Revenue from sales and servicing of consumer loans	1,264	1,155
Depositor and other retail banking fees	2,125	1,875
Credit card fees	564	456
Securities fees and commissions	197	161
Insurance income	87	97
Loss on trading assets	(406)	(74)
Loss from sales of other available-for-sale securities	(58)	(8)
Other income	319	521
Total noninterest income	4,678	4,786
Noninterest Expense
Compensation and benefits	2,889	2,992
Occupancy and equipment	1,102	1,235
Telecommunications and outsourced information services	396	421
Depositor and other retail banking losses	190	165
Advertising and promotion	337	335
Professional fees	145	138
Other expense	1,337	1,265
Total noninterest expense	6,396	6,551
Minority interest expense	138	71
Income from continuing operations before income taxes	2,701	3,815
Income taxes	876	1,341
Income from continuing operations	1,825	2,474
Discontinued Operations(1)
Income from discontinued operations before income taxes	-	42
Income taxes	-	15
Income from discontinued operations	-	27
Net Income	$1,825	$2,501
Net Income Available to Common Stockholders	$1,802	$2,501

Basic Earnings Per Common Share:
Income from continuing operations	$2.08	$2.59
Income from discontinued operations	-	0.03
Net Income	2.08	2.62

Diluted Earnings Per Common Share:
Income from continuing operations	$2.02	$2.51
Income from discontinued operations	-	0.03
Net Income	2.02	2.54

Dividends declared per common share	1.65	1.53
Basic weighted average number of common shares outstanding (in thousands)	866,864	954,062
Diluted weighted average number of common shares outstanding (in thousands)	889,534	981,997

(1)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Assets
Cash and cash equivalents	$11,370	$4,167	$4,047	$6,948	$6,649
Federal funds sold and securities purchased under agreements to resell	4,042	3,267	8,279	3,743	5,102
Trading assets	3,797	5,534	5,290	4,434	5,391
Available-for-sale securities, total amortized cost of $28,725, $28,934,
$22,921, $25,073 and $29,136:
Mortgage-backed securities	20,562	20,393	16,543	18,601	22,847
Investment securities	7,844	7,947	6,296	6,377	6,170
Total available-for-sale securities	28,406	28,340	22,839	24,978	29,017
Loans held for sale	7,586	19,327	26,874	44,970	23,720
Loans held in portfolio	237,132	214,994	217,021	224,960	241,765
Allowance for loan and lease losses	(1,889)	(1,560)	(1,540)	(1,630)	(1,550)
Loans held in portfolio, net	235,243	213,434	215,481	223,330	240,215
Investment in Federal Home Loan Banks	2,808	1,596	2,230	2,705	3,013
Mortgage servicing rights	6,794	7,231	6,507	6,193	6,288
Goodwill	9,062	9,056	9,052	9,050	8,368
Other assets	21,002	20,267	19,386	19,937	21,114
Total assets	$330,110	$312,219	$319,985	$346,288	$348,877
Liabilities
Deposits:
Noninterest-bearing deposits	$31,341	$33,557	$34,367	$33,386	$34,667
Interest-bearing deposits	162,939	167,823	175,842	180,570	176,215
Total deposits	194,280	201,380	210,209	213,956	210,882
Federal funds purchased and commercial paper	2,482	3,390	563	4,778	5,282
Securities sold under agreements to repurchase	4,732	9,357	8,323	11,953	13,665
Advances from Federal Home Loan Banks	52,530	21,412	24,735	44,297	47,247
Other borrowings	40,887	40,313	39,430	32,852	33,883
Other liabilities	8,289	9,212	9,694	9,035	9,501
Minority interests	2,945	2,945	2,453	2,448	1,959
Total liabilities	306,145	288,009	295,407	319,319	322,419
Stockholders' equity
Preferred stock	492	492	492	492	492
Capital surplus - common stock	2,575	2,715	3,121	5,825	5,761
Accumulated other comprehensive loss	(390)	(568)	(268)	(287)	(180)
Retained earnings	21,288	21,571	21,233	20,939	20,385
Total stockholders' equity	23,965	24,210	24,578	26,969	26,458
Total liabilities and stockholders' equity	$330,110	$312,219	$319,985	$346,288	$348,877

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)
	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,		Dec. 31,		Sept. 30,
	2007	2007	2007		2006		2006
Stockholders' Equity Rollforward
Balance, beginning of period	$24,210	$24,578	$26,969		$26,458		$26,131
Net income	210	830	784		1,058		748
Cumulative effect from the adoption of new accounting pronouncements	-	-	(6	)(1)	(157	)(2)	-
Other comprehensive income (loss), net of income taxes	177	(300)	19		50		419
Cash dividends declared on common stock	(485)	(484)	(476)		(496)		(497)
Cash dividends declared on preferred stock	(8)	(8)	(7)		(8)		-
Common stock repurchased and retired(3)	(199)	(500)	(2,797)		-		(930)
Common stock issued	60	94	92		64		95
Preferred stock issued	-	-	-		-		492
Balance, end of period	$23,965	$24,210	$24,578		$26,969		$26,458

(1)	As of January 1, 2007, the Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes.
(2)
On December 31, 2006, the Company adopted Statement of Financial Accounting Standards ("Statement") No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans.  Statement No. 158 requires an entity to recognize the overfunded or underfunded status of its defined benefit postretirement plans as an asset or liability in its statement of financial condition and to recognize changes, through comprehensive income, in that funded status in the year in which the changes occur.  The cumulative effects, net of income taxes, resulted in a $274 million decrease to December 31, 2006 other assets and a $117 million decrease to December 31, 2006 other liabilities.

(3)
The Company repurchased 7.2 million, 13.5 million,  61.4 million, 1.7 million and 18.8 million shares of its common stock in the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.  At September 30, 2007, the total remaining common stock repurchase authority was 47.5 million shares.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Nine Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2007	2007	2007	2006	2006	2007	2006
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,302	$1,283	$1,275	$1,239	$1,260	$3,861	$3,929
Provision for loan and lease losses	318	91	62	47	53	471	120
Noninterest income	833	819	751	774	738	2,404	2,140
Inter-segment revenue	14	21	22	17	17	57	47
Noninterest expense	1,155	1,137	1,074	1,100	1,079	3,367	3,268
Income from continuing operations before income taxes	676	895	912	883	883	2,484	2,728
Income taxes	223	336	342	337	337	901	1,043
Income from continuing operations	453	559	570	546	546	1,583	1,685
Income from discontinued operations	-	-	-	12	9	-	27
Net income	$453	$559	$570	$558	$555	$1,583	$1,712
Performance and other data:
Efficiency ratio	53.75%	53.56%	52.43%	54.22%	53.55%	53.26%	53.44%
Average loans	$147,357	$149,716	$155,206	$172,013	$180,829	$150,731	$179,216
Average assets	157,196	159,518	165,047	182,240	191,288	160,559	189,587
Average deposits:
Checking deposits:
Noninterest bearing	22,860	23,107	22,331	21,873	21,440	22,768	21,072
Interest bearing	28,406	30,282	31,739	33,010	34,792	30,130	37,531
Total checking deposits	51,266	53,389	54,070	54,883	56,232	52,898	58,603
Savings and money market deposits	43,524	43,814	43,103	41,442	38,317	43,482	37,967
Time deposits	50,131	48,049	46,857	47,188	45,405	48,358	42,706
Average deposits	144,921	145,252	144,030	143,513	139,954	144,738	139,276
Loan volume	6,469	5,753	5,079	5,331	4,965	17,301	16,274
Employees at end of period	28,263	28,131	27,837	27,629	27,998	28,263	27,998
CARD SERVICES GROUP
Managed basis(1)
Condensed income statement:
Net interest income	$689	$660	$653	$664	$633	$2,004	$1,866
Provision for loan and lease losses	611	523	388	555	345	1,523	1,092
Noninterest income	399	393	474	451	343	1,267	1,076
Inter-segment expense	5	5	4	2	2	14	4
Noninterest expense	320	300	325	316	294	946	884
Income before income taxes	152	225	410	242	335	788	962
Income taxes	50	84	154	92	128	288	368
Net income	$102	$141	$256	$150	$207	$500	$594
Performance and other data:
Efficiency ratio	29.56%	28.68%	28.96%	28.40%	30.16%	29.06%	30.08%
Average loans	$25,718	$24,234	$23,604	$22,875	$21,706	$24,527	$20,762
Average assets	28,206	26,762	26,039	25,472	24,236	27,010	23,354
Employees at end of period	2,878	2,827	2,579	2,611	2,667	2,878	2,667

Securitization adjustments
Condensed income statement:
Net interest income	$(456)	$(459)	$(414)	$(437)	$(411)	$(1,330)	$(1,249)
Provision for loan and lease losses	(288)	(294)	(282)	(280)	(220)	(865)	(662)
Noninterest income	168	165	132	157	191	465	587
Performance and other data:
Average loans	(14,488)	(13,888)	(12,507)	(12,811)	(12,169)	(13,635)	(11,947)
Average assets	(12,841)	(12,287)	(10,961)	(11,035)	(10,330)	(12,036)	(10,101)

Adjusted basis
Condensed income statement:
Net interest income	$233	$201	$239	$227	$222	$674	$617
Provision for loan and lease losses	323	229	106	275	125	658	430
Noninterest income	567	558	606	608	534	1,732	1,663
Inter-segment expense	5	5	4	2	2	14	4
Noninterest expense	320	300	325	316	294	946	884
Income before income taxes	152	225	410	242	335	788	962
Income taxes	50	84	154	92	128	288	368
Net income	$102	$141	$256	$150	$207	$500	$594
Performance and other data:
Average loans	$11,230	$10,346	$11,097	$10,064	$9,537	$10,892	$8,815
Average assets	15,365	14,475	15,078	14,437	13,906	14,974	13,253

(This table is continued on "WM-7.")

(1)
The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. The managed basis presentation of the Card Services Group is derived by adjusting the GAAP financial information to add back securitized loan balances and the related interest, fee income and provision for credit losses.  Such adjustments are eliminated as securitization adjustments when reporting GAAP results.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Nine Months Ended
(This table is continued from "WM-6.")	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2007	2007	2007	2006	2006	2007	2006
COMMERCIAL GROUP
Condensed income statement:
Net interest income	$193	$195	$200	$189	$159	$588	$488
Provision for loan and lease losses	12	2	(10)	(69)	(2)	5	(12)
Noninterest income	(34)	62	14	40	25	41	54
Noninterest expense	67	74	74	72	60	214	184
Income before income taxes	80	181	150	226	126	410	370
Income taxes	26	68	56	86	48	150	141
Net income	$54	$113	$94	$140	$78	$260	$229
Performance and other data:
Efficiency ratio	41.88%	28.77%	34.52%	31.49%	32.21%	34.03%	33.92%
Average loans	$38,333	$38,789	$38,641	$37,552	$32,414	$38,586	$31,774
Average assets	40,661	41,181	41,001	40,216	34,560	40,946	33,997
Average deposits	7,851	6,160	3,762	3,609	2,323	5,939	2,274
Loan volume	4,054	4,348	3,671	4,019	3,104	12,073	8,835
Employees at end of period	1,421	1,404	1,351	1,409	1,242	1,421	1,242
HOME LOANS GROUP
Condensed income statement:
Net interest income	$183	$215	$245	$273	$276	$644	$904
Provision for loan and lease losses	323	101	49	47	84	474	141
Noninterest income	184	391	162	126	314	736	1,176
Inter-segment expense	9	16	18	15	15	43	43
Noninterest expense	554	548	521	534	528	1,622	1,765
Income (loss) before income taxes	(519)	(59)	(181)	(197)	(37)	(759)	131
Income taxes (benefit)	(171)	(22)	(68)	(75)	(14)	(261)	50
Net income (loss)	$(348)	$(37)	$(113)	$(122)	$(23)	$(498)	$81
Performance and other data:
Efficiency ratio	154.63%	92.82%	133.90%	138.93%	92.00%	121.30%	86.65%
Average loans	$43,737	$43,312	$53,254	$51,048	$45,407	$46,733	$46,419
Average assets	61,068	60,314	71,367	71,503	70,563	64,212	73,199
Average deposits	13,745	17,506	16,767	19,788	20,659	15,995	19,120
Loan volume	26,434	35,857	34,022	37,532	41,241	96,312	134,037
Employees at end of period	12,167	12,666	12,952	12,941	13,857	12,167	13,857
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest income (expense)	$(35)	$2	$(15)	$(64)	$(107)	$(49)	$(210)
Provision for loan and lease losses	(9)	(51)	27	44	(94)	(34)	(207)
Noninterest income	(108)	43	81	142	75	16	137
Noninterest expense	57	79	111	235	223	247	450
Minority interest expense	53	42	43	34	34	138	71
Loss from continuing operations before income taxes	(244)	(25)	(115)	(235)	(195)	(384)	(387)
Income taxes (benefit)	(58)	(40)	(71)	(103)	(90)	(170)	(197)
Loss from continuing operations	(186)	15	(44)	(132)	(105)	(214)	(190)
Income from discontinued operations	-	-	-	406	-	-	-
Net income (loss)	$(186)	$15	$(44)	$274	$(105)	$(214)	$(190)
Performance and other data:
Average loans	$1,420	$1,367	$1,345	$1,310	$1,245	$1,377	$1,063
Average assets	47,570	41,817	40,891	46,233	40,825	43,450	38,865
Average deposits	32,132	37,847	46,205	47,891	45,976	38,676	39,461
Loan volume	113	72	107	144	58	292	163
Employees at end of period	5,019	4,961	4,974	5,234	5,292	5,019	5,292

(This table is continued on "WM-8.")

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Nine Months Ended
(This table is continued from "WM-7.")	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
	2007	2007	2007	2006	2006	2007	2006
RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(1)	$138	$138	$137	$134	$137	$413	$395
Noninterest income (expense)(2)	(63)	(115)	(73)	(98)	(116)	(251)	(384)
Income before income taxes	75	23	64	36	21	162	11
Income taxes (benefit)(3)	(60)	(16)	43	(22)	(15)	(32)	(64)
Net income	$135	$39	$21	$58	$36	$194	$75
Performance and other data:
Average loans(4)	$(1,385)	$(1,301)	$(1,479)	$(1,573)	$(1,600)	$(1,388)	$(1,591)
Average assets(4)	(1,385)	(1,301)	(1,479)	(1,573)	(1,600)	(1,388)	(1,591)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,014	$2,034	$2,081	$1,998	$1,947	$6,131	$6,123
Provision for loan and lease losses	967	372	234	344	166	1,574	472
Noninterest income	1,379	1,758	1,541	1,592	1,570	4,678	4,786
Noninterest expense	2,153	2,138	2,105	2,257	2,184	6,396	6,551
Minority interest expense	53	42	43	34	34	138	71
Income from continuing operations before income taxes	220	1,240	1,240	955	1,133	2,701	3,815
Income taxes	10	410	456	315	394	876	1,341
Income from continuing operations	210	830	784	640	739	1,825	2,474
Income from discontinued operations	-	-	-	418	9	-	27
Net income	$210	$830	$784	$1,058	$748	$1,825	$2,501
Performance and other data:
Efficiency ratio	63.42%	56.38%	58.13%	62.87%	62.09%	59.18%	60.05%
Average loans	$240,692	$242,229	$258,064	$270,414	$267,832	$246,931	$265,696
Average assets	320,475	316,004	331,905	353,056	349,542	322,753	347,310
Average deposits	198,649	206,765	210,764	214,801	208,912	205,348	200,131
Loan volume	37,070	46,030	42,879	47,026	49,368	125,978	159,309
Employees at end of period	49,748	49,989	49,693	49,824	51,056	49,748	51,056

(1)
Represents the difference between mortgage loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income.  For management reporting purposes, certain mortgage loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group.  Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(2)	Represents the difference between gain from mortgage loans recorded by the Home Loans Group and gain from mortgage loans recognized in the Company's Consolidated Statements of Income.
(3)	Represents the tax effect of reconciling adjustments.
(4)	Represents the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized upon transfer of portfolio loans from the Home Loans Group.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30, 2007			June 30, 2007			Sept. 30, 2006
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets(1):
Federal funds sold and securities purchased under
agreements to resell	$4,349	5.43%	$60	$3,964	5.39%	$53	$5,085	5.38%	$70
Trading assets	4,509	9.54	108	4,995	8.67	108	6,264	8.92	140
Available-for-sale securities(2)	28,536	5.49	392	26,559	5.28	351	28,398	5.33	379
Loans held for sale	13,344	7.41	248	26,225	6.43	421	25,667	6.75	435
Loans held in portfolio:
Loans secured by real estate:
Home loans(3)(4)	97,398	6.48	1,579	90,818	6.44	1,462	123,355	5.94	1,830
Home equity loans and lines of credit(4)	57,469	7.56	1,094	54,431	7.59	1,031	52,646	7.53	998
Subprime mortgage channel(5)	20,405	6.63	338	20,152	6.80	343	20,207	6.26	316
Home construction(6)	2,056	6.90	35	2,043	6.72	34	2,059	6.41	33
Multi-family	30,058	6.63	498	29,419	6.63	488	27,100	6.42	435
Other real estate	7,418	6.99	131	6,843	7.03	120	5,696	6.76	98
Total loans secured by real estate	214,804	6.83	3,675	203,706	6.83	3,478	231,063	6.41	3,710
Consumer:
Credit card	10,332	10.28	268	10,101	10.44	263	9,058	11.39	260
Other	233	14.83	8	254	12.44	8	284	12.57	9
Commercial	1,979	8.25	41	1,943	7.73	37	1,760	7.33	33
Total loans held in portfolio	227,348	7.01	3,992	216,004	7.02	3,786	242,165	6.61	4,012
Other	5,177	4.33	56	2,089	5.47	29	5,248	5.21	69
Total interest-earning assets	283,263	6.84	4,856	279,836	6.79	4,748	312,827	6.51	5,105
Noninterest-earning assets:
Mortgage servicing rights	6,901			6,782			7,201
Goodwill	9,056			9,054			8,339
Other assets	21,255			20,332			21,175
Total assets	$320,475			$316,004			$349,542
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$28,492	2.36	169	$30,373	2.51	190	$34,866	2.90	255
Savings and money market deposits	57,377	3.32	480	58,969	3.33	490	49,144	3.19	396
Time deposits	80,719	4.92	1,001	84,330	4.96	1,043	90,001	4.76	1,088
Total interest-bearing deposits	166,588	3.93	1,650	173,672	3.98	1,723	174,011	3.95	1,739
Federal funds purchased and commercial paper	2,991	5.40	41	2,169	5.36	29	7,382	5.31	99
Securities sold under agreements to repurchase	8,617	5.34	116	8,416	5.35	112	15,676	5.39	216
Advances from Federal Home Loan Banks	34,128	5.39	464	22,063	5.36	295	52,886	5.28	711
Other	40,567	5.60	571	39,886	5.57	555	27,815	5.59	393
Total interest-bearing liabilities	252,891	4.46	2,842	246,206	4.42	2,714	277,770	4.48	3,158
Noninterest-bearing sources:
Noninterest-bearing deposits	32,061			33,093			34,901
Other liabilities	8,584			9,610			8,765
Minority interests	2,945			2,659			1,959
Stockholders' equity	23,994			24,436			26,147
Total liabilities and stockholders' equity	$320,475			$316,004			$349,542
Net interest spread and net interest income		2.38	$2,014		2.37	$2,034		2.03	$1,947
Impact of noninterest-bearing sources		0.48			0.53			0.50
Net interest margin		2.86			2.90			2.53

(1)	Nonaccrual assets and related income, if any, are included in their respective categories.
(2)	The average balance and yield are based on average amortized cost balances.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $345 million, $344 million and $296 million for the three months ended September 30, 2007, June 30, 2007 and September 30, 2006.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(6)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Nine Months Ended
	Sept. 30, 2007			Sept. 30, 2006
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets(1):
Federal funds sold and securities purchased under
agreements to resell	$4,083	5.41%	$165	$4,422	5.04%	$169
Trading assets	5,029	8.73	329	8,831	7.60	503
Available-for-sale securities(2)	26,593	5.39	1,075	27,160	5.24	1,068
Loans held for sale	24,924	6.59	1,232	26,659	6.45	1,292
Loans held in portfolio:
Loans secured by real estate:
Home loans(3)(4)	95,194	6.46	4,611	122,232	5.76	5,282
Home equity loans and lines of credit(4)	54,988	7.57	3,114	52,068	7.26	2,830
Subprime mortgage channel(5)	20,389	6.70	1,025	19,939	6.14	918
Home construction(6)	2,053	6.72	103	2,062	6.41	99
Multi-family	29,768	6.61	1,476	26,388	6.19	1,226
Other real estate	7,011	7.02	368	5,482	6.85	284
Total loans secured by real estate	209,403	6.82	10,697	228,171	6.22	10,639
Consumer:
Credit card	10,443	10.78	842	8,442	11.16	704
Other	251	13.37	25	499	10.84	40
Commercial	1,910	7.98	114	1,925	6.67	97
Total loans held in portfolio	222,007	7.02	11,678	239,037	6.41	11,480
Other	3,585	5.01	134	5,191	4.74	185
Total interest-earning assets	286,221	6.81	14,613	311,300	6.30	14,697
Noninterest-earning assets:
Mortgage servicing rights	6,665			8,151
Goodwill	9,054			8,313
Other assets	20,813			19,546
Total assets	$322,753			$347,310
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$30,216	2.50	566	$37,615	2.59	728
Savings and money market deposits	57,079	3.31	1,413	47,367	2.81	997
Time deposits	85,520	4.95	3,166	80,970	4.42	2,695
Total interest-bearing deposits	172,815	3.98	5,145	165,952	3.55	4,420
Federal funds purchased and commercial paper	2,999	5.43	122	7,537	4.92	279
Securities sold under agreements to repurchase	9,698	5.40	392	16,294	4.95	612
Advances from Federal Home Loan Banks	30,740	5.38	1,237	60,197	4.84	2,203
Other	37,782	5.61	1,586	26,901	5.23	1,060
Total interest-bearing liabilities	254,034	4.46	8,482	276,881	4.11	8,574
Noninterest-bearing sources:
Noninterest-bearing deposits	32,533			34,179
Other liabilities	9,222			8,445
Minority interests	2,686			1,497
Stockholders' equity	24,278			26,308
Total liabilities and stockholders' equity	$322,753			$347,310
Net interest spread and net interest income		2.35	$6,131		2.19	$6,123
Impact of noninterest-bearing sources		0.50			0.45
Net interest margin		2.85			2.64

(1)	Nonaccrual assets and related income, if any, are included in their respective categories.
(2)	The average balance and yield are based on average amortized cost balances.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $1.05 billion and $735 million for the nine months ended September 30, 2007 and September 30, 2006.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(6)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from June 30, 2007	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	to Sept. 30, 2007	2007	2007	2007	2006	2006
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$(421)	$23,721	$24,142	$24,400	$22,838	$22,466
Interest bearing	(2,315)	27,277	29,592	31,523	32,723	33,761
Total checking deposits	(2,736)	50,998	53,734	55,923	55,561	56,227
Savings and money market deposits	(257)	43,360	43,617	44,058	41,943	39,481
Time deposits(1)	2,600	50,740	48,140	47,262	46,821	47,361
Total retail deposits	(393)	145,098	145,491	147,243	144,325	143,069
Commercial business and other deposits	(2,650)	16,536	19,186	17,741	15,175	15,831
Brokered deposits:
Consumer	331	17,484	17,153	18,995	22,299	22,430
Institutional	(2,918)	8,107	11,025	17,256	22,339	18,236
Custodial and escrow deposits(2)	(1,470)	7,055	8,525	8,974	9,818	11,316
Total deposits	$(7,100)	$194,280	$201,380	$210,209	$213,956	$210,882

(1)
Weighted average remaining maturity of time deposits was 7 months at September 30, 2007, 8 months at June 30, 2007, 9 months at March 31, 2007 and December 31, 2006 and 10 months at September 30, 2006.

(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Retail Deposit Accounts (number of accounts)
Noninterest bearing checking	10,824,548	10,449,887	9,983,313	9,611,706	9,403,072
Interest bearing checking	1,334,902	1,399,203	1,459,534	1,503,365	1,532,215
Savings and money market	7,087,311	6,936,870	6,708,784	6,525,772	6,379,068
Total transaction accounts, end of period(1)	19,246,761	18,785,960	18,151,631	17,640,843	17,314,355
Net change in noninterest bearing checking accounts	374,661	466,574	371,607	208,634	339,614
Net change in checking accounts	310,360	406,243	327,776	179,784	307,433

(1)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,		Sept. 30,
	2007	2007	2007	2006		2006
Retail Banking Stores
Stores, beginning of period	2,235	2,228	2,225	2,225		2,201
Stores opened during the quarter	10	11	6	81	(1)	25
Stores closed during the quarter	(33)	(4)	(3)	(81)		(1)
Stores, end of period	2,212	2,235	2,228	2,225		2,225

(1)	Includes 26 retail banking stores acquired through the merger with Commercial Capital Bancorp.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$5,865	$7,888	$7,777	$9,487	$11,601
Other ARMs	111	22	36	13	42
Total short-term adjustable-rate loans	5,976	7,910	7,813	9,500	11,643
Medium-term adjustable-rate loans(2)	10,177	14,953	13,567	17,323	16,707
Fixed-rate loans	6,176	8,172	8,824	7,351	8,818
Total home loan volume	22,329	31,035	30,204	34,174	37,168
Home equity loans and lines of credit	9,835	9,880	8,319	8,098	8,498
Home construction(3)	483	426	298	298	269
Multi-family	2,856	3,067	2,663	2,977	2,186
Other real estate	1,285	1,246	1,080	1,182	983
Total loans secured by real estate(4)	36,788	45,654	42,564	46,729	49,104
Consumer(5)	6	20	26	23	26
Commercial	276	356	289	274	238
Total loan volume	$37,070	$46,030	$42,879	$47,026	$49,368
Loan Volume by Channel
Retail	$22,520	$25,094	$21,809	$23,594	$21,776
Wholesale	13,387	16,545	14,853	16,834	15,427
Purchased	1,163	4,391	6,217	6,398	11,560
Correspondent	-	-	-	200	605
Total loan volume by channel	$37,070	$46,030	$42,879	$47,026	$49,368
Refinancing Activity(6)
Home loan refinancing	$14,722	$22,637	$22,552	$25,060	$23,993
Home equity loans and lines of credit and consumer	143	157	550	599	689
Home construction loans	30	121	276	283	254
Multi-family and other real estate	1,225	1,378	1,131	2,240	1,398
Total refinancing	$16,120	$24,293	$24,509	$28,182	$26,334

(1)	Short-term is defined as adjustable-rate loans that reprice within one year.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Includes mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name of $483 million, $2.45 billion, $3.48 billion, $6.07 billion and $9.40 billion for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.

(5)	Excludes credit card loan volume.
(6)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Nine Months Ended
	Sept. 30,	Sept. 30,
	2007	2006
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$21,530	$33,106
Other ARMs	170	3,372
Total short-term adjustable-rate loans	21,700	36,478
Medium-term adjustable-rate loans(2)	38,697	47,613
Fixed-rate loans	23,171	40,119
Total home loan volume	83,568	124,210
Home equity loans and lines of credit	28,034	24,055
Home construction(3)	1,206	1,183
Multi-family	8,585	6,450
Other real estate	3,611	2,486
Total loans secured by real estate(4)	125,004	158,384
Consumer(5)	52	111
Commercial	922	814
Total loan volume	$125,978	$159,309
Loan Volume by Channel
Retail	$69,423	$67,344
Wholesale	44,785	47,668
Purchased	11,770	30,911
Correspondent	-	13,386
Total loan volume by channel	$125,978	$159,309
Refinancing Activity(6)
Home loan refinancing	$59,911	$77,529
Home equity loans and lines of credit and consumer	851	1,066
Home construction loans	426	1,026
Multi-family and other real estate	3,734	4,173
Total refinancing	$64,922	$83,794

(1)	Short-term is defined as adjustable-rate loans that reprice within one year.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Includes mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name of  $6.42 billion and $24.69 billion for the nine months ended September 30, 2007 and September 30, 2006.

(5)	Excludes credit card loan volume.
(6)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	June 30, 2007	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	to Sept. 30, 2007	2007	2007	2007	2006	2006
Loans Held in Portfolio
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$4,403	$57,858	$53,455	$58,130	$63,557	$67,142
Other ARMs	(2,826)	10,712	13,538	13,501	15,091	16,375
Total short-term adjustable-rate loans	1,577	68,570	66,993	71,631	78,648	83,517
Medium-term adjustable-rate loans(3)	13,115	42,762	29,647	29,924	29,774	47,740
Fixed-rate loans	2,308	11,813	9,505	9,506	9,782	9,928
Total home loans	17,000	123,145	106,145	111,061	118,204	141,185
Home equity loans and lines of credit	3,200	61,831	58,631	56,123	54,924	54,364
Home construction(4)	52	2,110	2,058	2,071	2,082	2,077
Multi-family	1,541	30,831	29,290	29,515	30,161	27,407
Other real estate	1,456	8,335	6,879	6,728	6,745	5,869
Total loans secured by real estate(5)	23,249	226,252	203,003	205,498	212,116	230,902
Consumer:
Credit card	(1,122)	8,791	9,913	9,490	10,861	8,807
Other	(19)	224	243	261	276	281
Commercial	30	1,865	1,835	1,772	1,707	1,775
Total loans held in portfolio(6)	22,138	237,132	214,994	217,021	224,960	241,765
Less: allowance for loan and lease losses	(329)	(1,889)	(1,560)	(1,540)	(1,630)	(1,550)
Total loans held in portfolio, net	$21,809	$235,243	$213,434	$215,481	$223,330	$240,215

(1)	Short-term adjustable-rate loans reprice within one year.
(2)
The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $1.50 billion, $1.30 billion, $1.12 billion, $888 million and $681 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.

(3)	Medium-term adjustable-rate loans reprice after one year.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Includes subprime mortgage channel loans, comprising mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio as follows:

Subprime Mortgage Channel	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Home loans	$17,285	$17,602	$17,610	$18,725	$20,083
Home equity loans and lines of credit	2,711	2,855	2,749	2,042	1,522
Total	$19,996	$20,457	$20,359	$20,767	$21,605
(6)
Includes net unamortized deferred loan origination costs of $1.33 billion, $1.33 billion, $1.43 billion, $1.48 billion and $1.61 billion at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	June 30, 2007	Sept. 30,	Coupon	June 30,	Coupon	Sept. 30,	Coupon
	to Sept. 30, 2007	2007	Rate	2007	Rate	2006	Rate
Selected Loans Secured by Real Estate
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$4,403	$57,858	7.62%	$53,455	7.74%	$67,142	7.13%
Other ARMs	(2,826)	10,712	7.74	13,538	7.28	16,375	7.01
Total short-term adjustable-rate loans	1,577	68,570	7.64	66,993	7.65	83,517	7.11
Medium-term adjustable-rate loans(2)	13,115	42,762	6.30	29,647	5.99	47,740	5.72
Fixed-rate loans	2,308	11,813	6.74	9,505	6.71	9,928	6.59
Total home loans held in portfolio	17,000	123,145	7.09	106,145	7.10	141,185	6.60
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	1,451	36,446	8.06	34,995	8.47	35,831	8.40
Fixed-rate loans	1,749	25,385	7.69	23,636	7.68	18,533	7.16
Total home equity loans and lines of credit	3,200	61,831	7.91	58,631	8.15	54,364	7.98
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(569)	7,081	7.25	7,650	7.28	8,967	6.95
Other ARMs	(614)	7,296	6.77	7,910	6.77	5,858	6.94
Total short-term adjustable-rate loans	(1,183)	14,377	7.01	15,560	7.02	14,825	6.95
Medium-term adjustable-rate loans(2)	2,701	14,591	6.03	11,890	5.93	10,906	5.59
Fixed-rate loans	23	1,863	6.31	1,840	6.35	1,676	6.45
Total multi-family loans held in portfolio	1,541	30,831	6.50	29,290	6.53	27,407	6.38
Total selected loans held in portfolio secured by real estate(3)	21,741	215,807	7.24	194,066	7.33	222,956	6.90
Loans held for sale(4)	(12,772)	6,227	6.36	18,999	6.39	23,387	6.64
Total selected loans secured by real estate	$8,969	$222,034	7.21	$213,065	7.25	$246,343	6.88

(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
At September 30, 2007, June 30, 2007 and September 30, 2006, adjustable-rate loans with lifetime caps were $175.21 billion, $158.24 billion and $190.36 billion with a lifetime weighted average cap rate of 12.44%, 12.96% and 12.13%.

(4)	Excludes credit card and student loans.

	June 30, 2007	Dec. 31, 2006
	to Sept. 30, 2007	to Sept. 30, 2007
Rollforward of Loans Held for Sale

Balance, beginning of period	$19,327	$44,970
Mortgage loans originated, purchased and transferred from held in portfolio	14,370	73,948
Mortgage loans transferred to held in portfolio	(17,004)	(19,677)
Mortgage loans sold and other(1)	(10,138)	(92,768)
Net change in consumer loans held for sale	1,031	1,113
Balance, end of period	$7,586	$7,586

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$106,145	$118,204
Loans originated, purchased and transferred from held for sale	25,727	36,012
Loan payments, transferred to held for sale and other	(8,727)	(31,071)
Balance, end of period	$123,145	$123,145

(1)	The unpaid principal balance ("UPB") of home loans sold was $9.03 billion and $84.58 billion for the three and nine months ended September 30, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Gain (loss) from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(1):
Gain (loss) from home mortgage loans and originated mortgage-backed securities	$(169)	$66	$149	$64	$206
Revaluation gain (loss) from derivatives economically hedging loans held for sale	(53)	126	(54)	91	(87)
Gain (loss) from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	(222)	192	95	155	119
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(2)	516	526	514	497	525
Change in MSR fair value due to payments on loans and other	(351)	(401)	(356)	(375)	(410)
Net mortgage loan servicing revenue	165	125	158	122	115
Change in MSR fair value due to valuation inputs or assumptions	(201)	530	(96)	(80)	(469)
Revaluation gain (loss) from derivatives economically hedging MSR	419	(547)	(32)	(33)	353
Home mortgage loan servicing revenue (expense), net of MSR valuation changes and derivative risk management instruments	383	108	30	9	(1)
Total revenue from sales and servicing of home mortgage loans	$161	$300	$125	$164	$118

	Nine Months Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Sept. 30,	Sept. 30,
	2007	2006
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(1):
Gain from home mortgage loans and originated mortgage-backed securities	$45	$563
Revaluation gain from derivatives economically hedging loans held for sale	20	17
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	65	580
Home mortgage loan servicing revenue:
Home mortgage loan servicing revenue(2)	1,557	1,683
Change in MSR fair value due to payments on loans and other	(1,109)	(1,279)
Net mortgage loan servicing revenue	448	404
Change in MSR fair value due to valuation inputs or assumptions	233	379
Revaluation loss from derivatives economically hedging MSR	(160)	(603)
Adjustment to MSR fair value for MSR sale	-	(157)
Home mortgage loan servicing revenue, net of MSR valuation changes and derivative risk management instruments	521	23
Total revenue from sales and servicing of home mortgage loans	$586	$603

(1)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(2)
Includes contractually specified servicing fees (net of guarantee fees paid to government housing-sponsored enterprises, where applicable), late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors and that which is collected from borrowers upon payoff).

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
MSR Valuation and Risk Management:
Change in MSR fair value due to valuation inputs or assumptions	$(201)	$530	$(96)	$(80)	$(469)
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	419	(547)	(32)	(33)	353
Revaluation gain (loss) from certain trading securities	4	(4)	4	(5)	39
Loss from certain available-for-sale securities	-	-	-	-	(1)
Total gain (loss) on MSR risk management instruments	423	(551)	(28)	(38)	391
Total changes in MSR valuation and risk management	$222	$(21)	$(124)	$(118)	$(78)

	Nine Months Ended
	Sept. 30,	Sept. 30,
	2007	2006
MSR Valuation and Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions	$233	$379
Loss on MSR risk management instruments:
Revaluation loss from derivatives	(160)	(603)
Revaluation gain (loss) from certain trading securities	4	(50)
Loss from certain available-for-sale securities	-	(1)
Total loss on MSR risk management instruments	(156)	(654)
Total changes in MSR valuation and risk management	$77	$(275)

(1)	Excludes $157 million downward adjustment to MSR fair value recognized in the nine months ended September 30, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Rollforward of Mortgage Servicing Rights(1)
Balance, beginning of period	$7,231	$6,507	$6,193	$6,288	$9,162
Home loans:
Additions	116	592	760	357	533
Change in MSR fair value due to payments on loans and other	(351)	(401)	(356)	(375)	(410)
Change in MSR fair value due to valuation inputs or
assumptions	(201)	530	(96)	(80)	(469)
Sale of MSR	-	-	-	1	(2,527)
Net change in commercial real estate MSR	(1)	3	6	2	(1)
Balance, end of period	$6,794	$7,231	$6,507	$6,193	$6,288
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$474,867	$467,782	$444,696	$439,208	$570,352
Home loans:
Additions	8,700	29,949	44,550	25,833	29,899
Sale of servicing	-	-	-	-	(141,842)
Loan payments and other	(20,716)	(24,213)	(22,469)	(20,744)	(19,288)
Net change in commercial real estate loans	585	1,349	1,005	399	87
Balance, end of period	$463,436	$474,867	$467,782	$444,696	$439,208

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Total Servicing Portfolio
Mortgage loans serviced for others	$463,436	$474,867	$467,782	$444,696	$439,208
Consumer loans serviced for others	16,078	14,745	13,645	12,415	13,112
Servicing on retained MBS without MSR	980	1,023	1,082	1,140	1,199
Servicing on owned loans	232,392	218,122	226,217	251,766	245,925
Subservicing portfolio	418	439	465	84,797	137,089
Total servicing portfolio	$713,304	$709,196	$709,191	$794,814	$836,533

	September 30, 2007
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Agency	$247,878	31
Private	183,409	57
Subprime mortgage channel-home	32,149	51
Total mortgage loans serviced for others(2)	$463,436	43

(1)	MSR as a percentage of mortgage loans serviced for others was 1.47%, 1.52%, 1.39%, 1.39% and 1.43% at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.
(2)	Weighted average coupon rate was 6.33% at September 30, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,560	$1,540	$1,630	$1,550	$1,663
Allowance transferred to loans held for sale	(217)	(81)	(148)	(158)	(125)
Allowance acquired through business combinations/other	-	-	7	30	-
Provision for loan and lease losses	967	372	234	344	166
	2,310	1,831	1,723	1,766	1,704
Loans charged off:
Loans secured by real estate:
Home loans(1)	(52)	(21)	(35)	(16)	(12)
Home equity loans and lines of credit(1)	(104)	(55)	(29)	(13)	(8)
Subprime mortgage channel(2)	(146)	(103)	(40)	(52)	(47)
Home construction(3)	-	(1)	-	(4)	(3)
Other real estate	(1)	(1)	-	(1)	(2)
Total loans secured by real estate	(303)	(181)	(104)	(86)	(72)
Consumer:
Credit card	(120)	(106)	(96)	(68)	(98)
Other	(2)	(2)	(3)	(3)	(3)
Commercial	(20)	(15)	(9)	(9)	(6)
Total loans charged off	(445)	(304)	(212)	(166)	(179)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans(1)	1	1	1	-	-
Home equity loans and lines of credit(1)	3	3	3	2	2
Subprime mortgage channel(2)	1	11	1	4	-
Other real estate	2	-	-	-	-
Total loans secured by real estate	7	15	5	6	2
Consumer:
Credit card	14	15	16	18	16
Other	-	-	6	3	4
Commercial	3	3	2	3	3
Total recoveries of loans previously charged off	24	33	29	30	25
Net charge-offs	(421)	(271)	(183)	(136)	(154)
Balance, end of quarter	$1,889	$1,560	$1,540	$1,630	$1,550

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.74%	0.50%	0.33%	0.23%	0.26%
Allowance as a percentage of loans held in portfolio	0.80	0.73	0.71	0.72	0.64

(1)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(2)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2007	2007	2007	2006	2006
Nonperforming Assets
Nonaccrual loans(1)(2):
Loans secured by real estate:
Home loans(3)	$1,452	$991	$690	$640	$568
Home equity loans and lines of credit(3)	533	378	297	231	162
Subprime mortgage channel(4)	2,356	1,707	1,503	1,283	1,121
Home construction(5)	44	47	41	27	35
Multi-family	120	69	60	46	31
Other real estate	49	52	52	51	53
Total nonaccrual loans secured by real estate	4,554	3,244	2,643	2,278	1,970
Consumer	1	1	1	1	1
Commercial	22	30	28	16	16
Total nonaccrual loans held in portfolio	4,577	3,275	2,672	2,295	1,987
Foreclosed assets(6)	874	750	587	480	405
Total nonperforming assets(7)	$5,451	$4,025	$3,259	$2,775	$2,392

Total nonperforming assets
as a percentage of total assets	1.65%	1.29%	1.02%	0.80%	0.69%

(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $7 million, $171 million, $195 million, $185 million and $129 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.  Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)
Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(4)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)
Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $46 million, $49 million, $72 million, $99 million and $129 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006 have been excluded.  These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”).

(7)
Excludes accruing restructured loans of $287 million, $285 million, $355 million, $330 million and $331 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.